SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:


[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[X]      Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                       Federated U.S. Government Bond Fund
                (Name of Registrant as Specified In Its Charter)
                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

Federated U.S. Government Bond Fund



Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated U.S. Government Bond Fund will hold a special meeting of shareholders on November 15, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

How do I vote my shares?
You may vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. do not respond at all, we may contact you by telephone to request that you cast your vote.
2. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

What are the issues?
The proposals include:

o         the election of Trustees;
o         changes to the Fund's fundamental investment policies; and
o         amendments to and restatement of the Declaration of Trust.

Why are individuals recommended for election to the Board of Trustees?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Trustees are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

Why are the Fund's "fundamental policies" being changed or eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be
enhanced and investment opportunities increased.      The proposed amendments
will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.


Federated Investment Management Company, the Fund's adviser, is a conservative money manager. Its highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the adviser.

Why are some "fundamental policies" being reclassified as "operating policies"? As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why are the Trustees recommending amendments to the Declaration of Trust?
The Declaration of Trust organizing the Fund was prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending changes to the Declaration that permit the Fund to benefit from these developments.

Who  do I call  if I  have  questions  about  the  Proxy  Statement?  Call  your
Investment   Professional   or  a  Federated   Client  Service   Representative.
Federated's toll-free number is 1-800-341-7400.

SPECIAL NOTE:




For convenience and ease of voting, multiple issues have been combined in some proposals on the Proxy Card. You have four options:

1.       to approve all                     place an "X" in the "for" box
2.       to disapprove all                  place an "X" in the "against" box
3.       to withhold your vote              place an "X" in the "abstain" box
4.       to disapprove any issue(s)         place an "X" in the box on the left and using the line below, write the number(s) of the issue(s) you are voting against.

You will find the list of proposals (and identifying numbers) on the page titled "Notice of Special Meeting of Shareholders" at the front of your Proxy Statement.

IF YOU CHECK MORE THAN ONE BOX FOR EACH PROPOSAL, YOU INVALIDATE YOUR VOTE FOR THAT PROPOSAL.


                    After careful consideration, the Board of Trustees has
                     unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                                                                           - 3 -
                                                                  DEFINITIVE


                       FEDERATED U.S. GOVERNMENT BOND FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 15, 1999


                     A special meeting of the shareholders of Federated U.S. Government Bond Fund (the "Trust") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern Time), on November 15, 1999, to consider proposals:

                     (1)   To elect seven Trustees.

                     (2) To make changes to the Trust's fundamental investment policies:

                    (a) To amend the Trust's fundamental investment policy regarding diversification;

                           (b) To amend the Trust's fundamental investment policy regarding borrowing money and issuing senior securities;

                           (c) To amend the Trust's fundamental investment policy regarding investments in real estate;

                           (d) To amend the Trust's fundamental investment policies regarding investments in commodities;

                           (e) To amend the Trust's fundamental investment policy regarding underwriting securities;

                           (f) To amend the Trust's fundamental investment policies regarding lending by the Trust;

                            (g) To amend the Trust's fundamental investment
                                policy regarding concentration of the Trust's investments in the securities of companies in the same industry;

                           (h) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding buying securities on margin;

                           (i) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding pledging assets;

                           (j) To amend, and to make non-fundamental, the Trust's fundamental investment policies regarding investing in restricted securities and investing in illiquid securities;

                           (k) To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding temporary investments;

                           (l) To make non-fundamental the Trust's fundamental investment policies regarding purchasing put options;

                           (m) To make non-fundamental the Trust's fundamental investment policies regarding selling call options;

                           (n) To make non-fundamental the Trust's fundamental investment policy regarding investing in when-issued and delayed delivery transactions; and

                           (o) To make non-fundamental the Trust's fundamental investment policy regarding entering into reverse repurchase agreements.

                     (3) To eliminate certain of the Trust's fundamental investment policies:

                    (a) To remove the Trust's fundamental investment policy on selling securities short;

                           (b) To remove the Trust's fundamental investment policy on investing in oil, gas and minerals;

                           (c) To remove the Trust's fundamental investment policy on investing in securities of new issuers;

                           (d) To remove the Trust's fundamental investment policy on investing in issuers whose securities are owned by officers and Trustees;

                           (e) To remove the Trust's fundamental investment policy on investing for the purpose of exercising control;

                           (f) To remove the Trust's fundamental investment policy regarding short-term trading; and



                           (g) To remove the Trust's fundamental investment policies confining investments to instruments that are permitted investments for federally chartered savings and loan institutions.



                     (4) To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

                           (a) To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

                           (b) To permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder.

                           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed September 16, 1999 as the record date for determination of shareholders entitled to vote at the meeting.



                                              By Order of the Board of Trustees,



                                                               John W. McGonigle
                                                                       Secretary


   October 12, 1999


YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                       - 4 -
                                TABLE OF CONTENTS



About the Proxy Solicitation and the Meeting................................5

Election of Seven Trustees..................................................5

About the Election of Trustees..............................................6

Trustees Standing for Election..............................................7

Nominees Not Presently Serving as Trustees..................................7

Approval of Changes to the Trust's Fundamental Investment
     Policies...............................................................8

Approval of the Elimination of Certain Fundamental Investment
     Policies of the Trust.................................................19

Approval of Amendments to and a Restatement of the Trust's
     Declaration of Trust..................................................22

Information About the Trust................................................24

Proxies, Quorum and Voting at the Meeting..................................24

Share Ownership of the Trustees............................................25

Trustee Compensation.......................................................25

Officers and Incumbent Trustees of the Trust...............................26

Other Matters and Discretion of Attorneys Named in the Proxy...............30

                                                                           - 5 -
                                                                  DEFINITIVE

                                 PROXY STATEMENT


                       FEDERATED U.S. GOVERNMENT BOND FUND

                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Meeting

            The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Trust to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

            The Board has reviewed both the proposed changes recommended in the investment policies of the Trust and the proposed amendments to the Declaration of Trust, and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about October 12, 1999, to shareholders of record at the close of business on September 16, 1999 (the "Record Date"). On the Record Date, the Trust had 12,246,069.73 outstanding shares of beneficial interest.

         The Trust's annual report, which includes audited financial statements for the fiscal year ended August 31, 1999, was previously mailed to shareholders. The Trust will promptly provide, without charge and upon request, to each person to whom this Proxy Statement is delivered, a copy of the Trust's annual report. Requests for an annual report may be made in writing to the Trust's principal executive offices or by calling the Trust. The Trust's principal executive offices are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.


                     PROPOSAL #1: ELECTION OF SEVEN TRUSTEES

   The persons named as proxies intend to vote in favor of the election of Thomas G. Bigley, Nicholas P. Constantakis, John F. Cunningham, J. Christopher Donahue, Charles F. Mansfield, Jr., John E. Murray, Jr. and John S. Walsh (collectively, the "Nominees") as Trustees of the Trust. Messrs. Bigley, Mansfield, Murray and Walsh are presently serving as Trustees. If elected by shareholders, Messrs. Constantakis, Cunningham and Donahue are expected to assume their responsibilities as Trustees effective January 1, 2000. Please see "About the Election of Trustees" below for current information about the Nominees, and "Officers and Incumbent Trustees of the Trust" in this Proxy
Statement for current information about the incumbent Trustees who have previously been elected by shareholders.

         Messrs. Bigley and Murray were appointed Trustees on November 15, 1994 and February 14, 1995, respectively, to fill vacancies created by the decision to expand the size of the Board. Messrs. Mansfield and Walsh were appointed Trustees on January 1, 1999, also to fill vacancies resulting from the decision to expand the size of the Board. Each of Messrs. Constantakis, Cunningham and Donahue are being proposed for election as a Trustee as a result of a decision to expand the size of the Board.

         All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the seven individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         The Declaration of Trust provides that Trustees will continue in office until their respective successors are elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

            Set forth below is a listing of: (i) the Trustees standing for election, and (ii) the Nominees standing for election who are not presently serving as Trustees, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:

Trustees Standing for Election

Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA

Birthdate: February 3, 1934

Trustee

   Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management); Director, Member of Executive Committee, University of Pittsburgh.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

Trustee

   Director  or  Trustee  of some of the Funds in the  Federated  Fund  Complex;
Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, Marine Midland Bank; Vice President, Citibank; Asistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA

Birthdate:  December 20, 1932

Trustee

   Director or Trustee of the Federated Fund Complex; President, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services); formerly, Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

Trustee

   Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); Vice President, Walsh & Kelly, Inc.

Nominees Not Presently Serving as Trustees

Nicholas P. Constantakis
175 Woodshire Drive
Pittsburgh, PA

Birthdate:  September 3, 1939

Director or Trustee of the Federated Fund Complex; formerly, Partner, Andersen Worldwide SC.

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

   Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly, Director, Redgate Communications and EMC Corporation (computer storage systems). Previous
Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

   President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company and Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

                       APPROVAL OF CHANGES TO THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction to Proposals #2(a) to #2(o) and #3(a) to #3(g).

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Trust to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Trust's investment adviser.

         After the Trust was formed in 1985, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Trust is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Trust's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Trust's fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

         (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Trust's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately by shareholders, and the approval of each Proposal by the Trust will require the approval of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Trust's investment objective. Although the proposed changes in fundamental policies will allow the Trust greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Trust. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Trust is managed.

         The following is the text and a summary description of the proposed changes to the Trust's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if the Trust adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Trust's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

 PROPOSAL #2: APPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #2(a): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT
                        POLICY REGARDING DIVERSIFICATION

         Under the 1940 Act, the Trust's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Trust's present policy regarding diversification states:

         "The Trust will not invest more than 5% of the value of its total assets in any one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Trust may invest up to 15% of its total assets in the certificates of deposit of one bank. The Trust considers the type of bank obligations it purchases as cash items."

         In order to afford the Trust's investment adviser maximum flexibility in managing the Trust's assets, the Trustees propose to amend the Trust's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers that are excluded from the 5% limitation to the investment policy for the Trust.

         Upon approval of the Trust's shareholders, the fundamental investment policy governing diversification for the Trust will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL #2(b): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Trust to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the fund prior to the rights of shareholders.

         Shareholders of the Trust are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Trust's current policy states:

         "The Trust will not issue senior securities except that the Trust may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Trust will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Trust will not purchase any securities while any such borrowings are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements."

Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         The Commission's staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing provisions of the Trust permit borrowing only as a temporary measure for extraordinary purposes. They also limit the Trust's ability to purchase securities when any borrowing is outstanding and restrict the types of securities that may be purchased while reverse repurchase agreements are outstanding. The proposed investment policy would provide greater flexibility to the Trust, and would permit the Trust to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. If the new policy is approved by shareholders, the Trust does not presently anticipate changing its current practices relating to borrowing money and issuing senior securities. As a matter of operating policy, the Trust does not intend to engage in leveraging.

         Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities by the Trust will state:

         "The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #2(c):  TO  AMEND  THE  TRUST'S  FUNDAMENTAL   INVESTMENT  POLICY
REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Trust's policy concerning investments in real estate must be fundamental. The Trust currently has a fundamental investment policy prohibiting the purchase or sale of real estate. The current policy, however, allows the Trust to invest in securities that are secured by real estate, and states:

         "The Trust will not buy or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate."

         The proposed fundamental investment policy will not permit the Trust to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Trust to invest in companies within the real estate industry, provided such investments are consistent with the Trust's investment objective and policies. If the new policy is approved by shareholders, the Trust does not presently anticipate changing its current practices relating to investing in real estate.

         Upon shareholder approval, the fundamental investment policy governing investments in real estate by the Trust will state:

         "The Trust may not purchase or sell real estate, provided that this restriction does not prevent the Trust from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Trust may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

      PROPOSAL #2(d): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES
                      REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Trust's policy concerning investments in commodities must be fundamental. The Trust is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities that provides:

         "The Trust will not purchase or sell commodities. However the Trust may purchase put options on portfolio securities and on financial futures contracts. In addition, the Trust reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts. The Trust will notify shareholders before such a change in its operating policies is implemented."

In addition, the Trust is subject to a related fundamental investment policy regarding investing in futures contracts and financial futures contracts that states:

         "For the immediate future, the Trust will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Trust reserves the right to attempt, in the future, to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts. The Trust will notify shareholders before it begins engaging in these transactions."

         Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons. Notably, while an investment company is required under the 1940 Act, to have a fundamental investment policy regarding its investments in commodities, it is not required to have a fundamental investment policy relating to investing in futures and options.

            The proposed policy would provide appropriate flexibility for the Trust to invest in financial futures contracts and related options. By voting to approve the revised commodities policy, shareholders would also be voting to approve the elimination of the current policies relating to futures contracts and financial futures contracts. As proposed, the policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, similar to the Trust's current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Trust's investment adviser determined that such investments are advisable and such practices were disclosed in the Trust's prospectus or statement of additional information. Gains or losses on investments in financial futures instruments depend on the direction of securities prices, interest rates and other economic factors, and losses from engaging in these types of transactions are potentially unlimited. At the present time, the Trust does not intend to engage in these activities beyond what is disclosed in the Trust's current prospectus. As a matter of non-fundamental operating policy, for purposes of the proposed policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

         Upon shareholder approval, the fundamental investment policy governing investments in commodities for the Trust will state:

         "The Trust may not purchase or sell physical commodities, provided that the Trust may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #2(e): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT
                    POLICY REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Trust's policy relating to underwriting is required to be fundamental. The Trust currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers. It states that:

         "The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting for the Trust will state:

         "The Trust may not underwrite the securities of other issuers, except that the Trust may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Trust's policy. Rather, it reflects a restatement to standardized language now to be used by the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

      PROPOSAL #2(f): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES
                         REGARDING LENDING BY THE TRUST

         Under the 1940 Act, the Trust's policies concerning lending must be fundamental. The Trust currently is subject to fundamental investment restrictions limiting its ability to make loans which state:

         "The Trust will not lend any of its assets except portfolio securities in accordance with that section of the Prospectus entitled `Lending of Portfolio Securities.' The Trust may lend portfolio securities but the collateral received must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Trust. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities. Loans are subject to termination at the option of the Trust or the borrower. The Trust does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with regard to the investment."

         The Trust's current fundamental policies permit the Trust to lend its portfolio securities to broker-dealers, banks or other institutional investors. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Trust in connection with such a transaction is then invested to provide the Trust with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which the Trust currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. The proposed policy also authorizes the Trust to invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, whereas the Trust's current fundamental policy does not specifically identify these investment techniques.

         Upon approval of the Trust's shareholders, the fundamental investment policy governing lending assets for the Trust will state:

         "The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(g): TO AMEND THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING CONCENTRATION OF THE TRUST'S INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Trust's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Trust currently has a fundamental investment policy prohibiting it from concentrating its investments in a single industry:

          "The Trust will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry."

         Upon the approval by the Trust's shareholders, the fundamental investment policy governing concentration for the Trust will provide:

         "The Trust will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Trust will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Trust's total assets in any one industry will constitute `concentration.'"

            The Trust's Board has also approved a related non-fundamental policy for the Trust, which will be adopted if the new fundamental policy is approved by shareholders. This policy provides that in applying the concentration restriction: (1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #2(h): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

     The Trust is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with a non-fundamental restriction. The Trust's current policy provides:

     "The Trust will not purchase any securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions."

            The proposed non-fundamental policy will include language that allows the Trust to make margin deposits when it engages in financial future transactions and other similar transactions. The Trust does not contemplate that the revisions to this policy will result in a material change from the Trust's current practices in engaging in these types of transactions. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Trust would become subject to the following non-fundamental policy:

         "The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(i): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING PLEDGING ASSETS

         The Trust is not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Trust's flexibility in this area, the Board of the Trust believes that the Trust's policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated which states:

         "The Trust will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing."

         The Trust's investment adviser does not expect this change to have a material impact on the Trust's operations. Establishing the policy as non-fundamental would enable the Board to change this policy in the future without shareholder approval. Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Trust would become subject to the following non-fundamental policy:

         "The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(j): TO AMEND, AND TO MAKE  NON-FUNDAMENTAL,  THE TRUST'S FUNDAMENTAL
     INVESTMENT POLICIES REGARDING INVESTING IN RESTRICTED SECURITIES AND INVESTING IN ILLIQUID SECURITIES

            The Trust is currently subject to fundamental investment policies regarding its ability to invest in restricted securities and to invest in illiquid securities. The Trust's management has proposed that these policies be amended and made non-fundamental. The Trust's policy relating to restricted securities states:

         "The Trust will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Federal Securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of 1933)."

This policy was adopted by the Trust because historically restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies issuing redeemable securities are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Trust's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid and can be purchased without jeopardizing the liquidity of the Trust's portfolio.

         Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have the jurisdiction to impose such requirements. Furthermore, rules adopted by the SEC have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

         The Trust's current restricted securities policy prevents the Trust from acquiring a restricted security that may be viewed by the Trust's investment adviser as liquid. As a result, the Trust's management has suggested that the policy be revised to allow the Trust greater flexibility to invest in restricted securities that are considered to be liquid under the Trust's guidelines on such securities. The revised policy will also increase the Trust's limitation on investments in restricted securities from 10% to 15% of its net assets. The SEC takes the position that an investment company, other than a money market fund, should not invest more than 15% of its net assets in restricted securities. The proposed non-fundamental restriction would comply with the SEC's guidelines. Finally, it has been proposed that the revised restricted securities policy be made non-fundamental. Establishing the policy as non-fundamental would enable the Trust to change this restriction in the future without shareholder approval.

         Upon the approval of the elimination of the existing fundamental policy on investing in restricted securities, the Trust would become subject to the following non-fundamental restriction:

         "The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to 15% of its net assets."

         In conjunction with this, it is also proposed that the Trust's fundamental investment limitation relating to illiquid securities be amended and made non-fundamental. The Trust is presently subject to an investment policy pertaining to illiquid securities that provides:

         "The Trust will not invest more than 10% of its total assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice."

         There is no legal requirement that the Trust have a fundamental investment policy on this subject. Accordingly, the Board believes that it should be made non-fundamental for the Trust, and amended to render it consistent with the standardized disclosure utilized by the Federated Funds. The amendment will also increase the Trust's ability to invest in illiquid securities from 10% to 15% of its net assets. The SEC takes the position that an investment company, other than a money market fund, should not invest more than 15% of its net assets in illiquid securities. The proposed non-fundamental restriction would comply with the SEC's guidelines. Establishing the policy as non-fundamental would enable the Trust to change this restriction in the future without shareholder approval. However, the Trust's investment adviser does not expect this change to have a material impact on the Trust's operations.

         Upon the approval of the elimination of the existing fundamental policy on investing in illiquid securities, the Trust would become subject to the following non-fundamental restriction:

         "The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."
               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(k): TO AMEND, AND TO MAKE  NON-FUNDAMENTAL,  THE TRUST'S FUNDAMENTAL
     INVESTMENT POLICY REGARDING TEMPORARY INVESTMENTS

         The Trust currently has a fundamental investment policy pertaining to temporary investments. The policy states that:

         "The Trust may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include short-term obligations such as:

         - commercial paper rated A-1 or A-2 by Standard & Poor's Corporation, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch Investors Service. In the case where commercial paper has received different ratings from different rating services, such commercial paper is an acceptable temporary investment so long as at least two ratings are high quality ratings and provided the investment adviser has determined that such investments present minimal credit risks;

         - time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the FDIC or in institutions whose accounts are insured by the FSLIC, including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks;

         - bankers' acceptances issued by an FDIC insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Trust cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance;

          -    obligations   of  the  U.S.   government   or  its   agencies  or
               instrumentalities; and

         -    repurchase agreements collateralized by eligible investments."

         This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, to maximize the Trust's investment flexibility, it is proposed that the Trust's existing fundamental policy be simplified, and replaced with a non-fundamental investment policy that provides:

         "The Trust may temporarily depart from its principal investment strategies by investing its assets in cash, cash items and shorter-term, higher-quality debt securities and similar obligations."

         Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust's investment adviser does not expect this change to have a material impact on the Trust's operations.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(l): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES REGARDING PURCHASING PUT OPTIONS

         The Trust is currently subject to fundamental investment policies governing the purchase of put options that state:

         "The Trust may attempt to hedge all or a portion of its portfolio through the purchase of put options on portfolio securities and listed put options on financial futures contracts for portfolio securities. Put options on portfolio securities are intended to protect against price movements in particular securities in the portfolio. Put options on financial futures contracts will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. The Trust will not purchase put options on securities unless the securities are held in the Trust's portfolio."

         These investment policies were initially adopted as fundamental policies. However, the Trust is not required under the 1940 Act to have such fundamental policies. Accordingly, it is proposed that the Trust's existing fundamental policies governing put options be replaced with identical non-fundamental policies. Establishing these policies as non-fundamental will allow the Trust to change the policies without shareholder approval. However, the Trust's investment adviser intends to continue to manage the Trust in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(m): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES REGARDING SELLING CALL OPTIONS

         The Trust is presently subject to fundamental investment policies governing its ability to deal in call options that state:

          "The Trust may write covered call options to generate income. The Trust may only sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Trust reserves the right to write covered call options on its entire portfolio. The Trust will not write call options on securities unless the securities are held in the Trust's portfolio or unless the Trust is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment."

         These investment policies were initially adopted as fundamental policies. However, the Trust is not required under the 1940 Act to have such fundamental policies. Accordingly, it is proposed that the Trust's existing fundamental policies pertaining to call options be replaced with identical non-fundamental policies. Establishing these policies as non-fundamental will allow the Trust to change the policies without shareholder approval. However, the Trust's investment adviser intends to continue to manage the Trust in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(n): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTING IN WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Trust is presently subject to a fundamental investment policy governing its ability to engage in when-issued and delayed delivery transactions. The policy states:

         "The Trust may invest in when-issued and delayed delivery transactions to secure what is considered to be an advantageous price and yield for the Trust."

         This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to change this policy, and the Trust's investment adviser expects the Trust to engage in when-issued and delayed delivery transactions in the same manner as it presently does.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #2(o): TO MAKE NON-FUNDAMENTAL THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING ENTERING INTO REVERSE REPURCHASE AGREEMENTS

         The Trust currently is subject to a fundamental investment policy governing its entering into reverse repurchase agreements. The policy states that "the Trust may enter into reverse repurchase agreements."

         This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, it is proposed that the Trust's existing fundamental policy be replaced with an identical non-fundamental policy. Establishing this policy as a non-fundamental policy will allow the Trust to change the policy without shareholder approval. However, the Trust has no present intention to change this policy, and the Trust's investment adviser expects the Trust to enter into these transactions in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

               PROPOSAL #3: ELIMINATION OF CERTAIN OF THE TRUST'S
                         FUNDAMENTAL INVESTMENT POLICIES

          The Board has determined that certain of the Trust's current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company that intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investments in certain securities. As a consequence of those restrictions, the Trust adopted the investment policies described below and agreed that the policies would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Trust has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Trust by permitting the Trust to purchase a broader range of securities that are permitted investments and that are consistent with the Trust's investment objective and policies.

          The policies being removed are listed below. Each Proposal will be voted on separately by the shareholders, and the approval of each change for the Trust will require the affirmative vote of a majority of the outstanding voting shares of the Trust as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

          PROPOSAL #3(a): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT
                       POLICY ON SELLING SECURITIES SHORT

         The Trust is not required to have a fundamental investment restriction with respect to short sales of securities. The Trust's policy states:

         "The Trust will not sell securities short unless during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issuer as, and equal in amount to, the securities sold short, and not more than 10% of the Trust's net assets (taken at current value) is held as collateral for such sales at any one time."

         To maximize the Trust's flexibility in this area, the Board believes that the Trust's restriction on short sales of securities should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, the Trust expects to continue not to engage in short sales of securities, except to the extent that the Trust contemporaneously owns or has the right to acquire, at no additional cost, securities identical to, or convertible into or exchangeable for, those sold short.

         Upon the approval by shareholders of Proposal #3(a), the existing fundamental restriction on selling securities short for the Trust will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #3(b): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN OIL, GAS AND MINERALS

         The Trust is not required to have a fundamental restriction with respect to investments in oil, gas or minerals. To maximize the Trust's flexibility in this area, management of the Trust believes that the Trust's fundamental investment policy prohibiting oil, gas and mineral investments should be eliminated. These restrictions were imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental policy, the Trust does not expect to invest, at this time, in oil, gas or mineral exploration or development programs or leases.

         Upon the approval by shareholders of Proposal #3(b), the following fundamental policy prohibiting investments in oil, gas or minerals for the Trust will be eliminated:

         "The Trust will not purchase interests in oil, gas or other mineral exploration or development programs, although it may purchase the securities of issuers which invest in or sponsor such programs."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #3(c): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN SECURITIES OF NEW ISSUERS

         The Trust is not required to have a fundamental restriction with respect to investing in securities of companies that have been in operation for less than three years. This limitation was imposed by state laws and NSMIA preempts that requirement. To maximize the Trust's investment flexibility, the Board believes that the Trust's policy on investments in such companies should be eliminated.

         Upon the approval by shareholders of Proposal #3(c), the following fundamental investment policy of the Trust will be eliminated:

         "The Trust will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #3(d): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

         There is no legal requirement that the Trust have this fundamental policy. This restriction was imposed by state laws and was preempted by NSMIA. Moreover, the Board of the Trust and the Trust's investment adviser do not believe this policy provides any safeguards against conflicts of interest that are not already effectively covered under the Trust's Code of Ethics. Accordingly, the Board believes that this restriction should be eliminated.

         Upon the approval by shareholders of Proposal #3(d), the following fundamental investment policy of the Trust will be eliminated:

         "The Trust will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

PROPOSAL #3(e): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL

         The Trust's current policy prohibits the acquisition of the securities of an issuer for the purpose of exercising control over, or management of, any company. The policy states:

"The Trust will not purchase securities of a company for the purpose of exercising control or management."

         "Control" is defined under the 1940 Act as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

            When the Trust adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since the enactment of NSMIA, those requirements no longer apply. Elimination of this policy would clarify the Trust's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Trust, however, does not currently intend to become involved in directing or administering the day-to-day operations of any company. Upon the approval by shareholders of Proposal #3(e), it is anticipated that the Trust's investment adviser will continue to operate the Trust in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

   PROPOSAL #3(f): TO REMOVE THE TRUST'S FUNDAMENTAL INVESTMENT POLICY REGARDING SHORT-TERM TRADING

         The Trust currently has a fundamental investment policy pertaining to length of time portfolio securities are held. The policy states that:

         "Although the Trust does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Trust's investment adviser believes it is appropriate to do so in light of the Trust's investment objective, without regard to the length of time a particular security may have been held."

         This investment policy was initially adopted as a fundamental policy. However, the Trust is not required under the 1940 Act to have such a fundamental policy. Accordingly, to maximize the Trust's investment flexibility, the Trust's investment adviser believes that the investment policy should be eliminated. Upon the approval by shareholders of Proposal #3(f), it is intended that the Trust's investment adviser will continue to operate the Trust by trading and disposing of portfolio securities as necessary to meet the Trust's investment objectives.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

   PROPOSAL  #3(g):  TO ELIMINATE THE TRUST'S  FUNDAMENTAL  INVESTMENT  POLICIES
CONFINING   INVESTMENTS  TO  INSTRUMENTS  THAT  ARE  PERMITTED  INVESTMENTS  FOR
FEDERALLY CHARTERED SAVINGS AND LOAN INSTITUTIONS

         The Trust currently is subject to a fundamental investment policy governing its permissible investments. The policy confines the Trust's investments to those securities that are permitted for purchase by federally chartered savings and loans, and states:

            "The Trust will limit its investments to those that are permitted for purchase by federally chartered savings and loan institutions. The Trust will only purchase put options on portfolio securities and listed put options on financial futures contracts for portfolio securities, and will only write covered call options and sell listed call options, to the extent permitted under applicable Federal Home Loan Bank Board Rules, regulations or interpretations thereof."

         These investment policies were initially adopted as fundamental policies. However, the Trust is not required under the 1940 Act to have such fundamental policies. Accordingly, to maximize the Trust's investment flexibility, the Trust's investment adviser believes that the investment policies should be eliminated. Upon the approval by shareholders of Proposal #3(g), it is anticipated that the Trust's investment adviser will continue to operate the Trust in the same manner as presently.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

   PROPOSAL #4: TO APPROVE AMENDMENTS TO, AND A RESTATEMENT OF, THE TRUST'S DECLARATION OF TRUST

         Mutual funds, such as the Trust, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Trust, these organizational documents are the Declaration of Trust and the By-Laws. Since the adoption of the Trust's current Declaration of Trust, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation to respond quickly to changes in the market. Certain items in the current Declaration of Trust, described below, prohibit the Trust from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting.

            Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, certain amendments to the Trust's Declaration of Trust. The approval of each amendment will require the affirmative vote of a majority of the outstanding voting shares of the Trust entitled to vote, as described in the Declaration of Trust. (See "Proxies, Quorum and Voting at the Meeting" below.)

   PROPOSAL #4(a): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO REQUIRE THE APPROVAL OF A MAJORITY OF THE OUTSTANDING VOTING SHARES OF THE TRUST IN THE EVENT OF THE SALE AND CONVEYANCE OF THE ASSETS OF THE TRUST TO ANOTHER TRUST OR CORPORATION

         Article XII, Section 4(b) of the Declaration of Trust currently requires the approval of the holders of at least two-thirds of all of the outstanding shares of the Trust to approve any sale and conveyance of the assets of the Trust to another open-end management investment company. To reduce the likelihood of greater expenses in a proposed solicitation for the approval of any sale and conveyance, the Trustees have adopted an amendment that would permit a majority vote to approve such a transaction. A majority vote means the affirmative vote of: (a) 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. The amendment would provide the Trust with greater flexibility, and in the event circumstances warrant the approval of the Board, the Trustees could determine that a sale and conveyance of assets would be in the best interest of the Trust. The Trustees are recommending that shareholders approve the adoption of this proposed amendment to the Declaration of Trust.

         If approved by shareholders, Article XII, Section 4(b) of the Declaration of Trust would be amended to read as follows:

            "(b) The Trustees, with the approval of a Majority Shareholder Vote of each Series or Class, may sell and convey the assets of the Trust, or a Class or Series of the Trust, to another trust or corporation organized under the laws of any State of the United States, which is a diversified open-end management investment company as defined in the 1940 Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust, of each Class or Series of the Trust, and which may include shares of beneficial interest or stock of such trust or corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds belonging to each Series or Class ratably among the holders of the Shares of that Series or Class of the Trust, then outstanding. For the purposes of this provision, a "Majority Shareholder Vote" means the affirmative vote of the lesser of: (a) more than 50% of the outstanding voting securities entitled to vote upon the matter, or (b) 67% or more of the voting securities present at the meeting if the holders of 50% or more of the outstanding voting securities entitled to vote on the matter are present at the meeting in person or by proxy."

         In the event that the amendment to Article XII, Section 4(b) is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists, and the Board of Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

   PROPOSAL #4(b): TO AMEND AND RESTATE THE TRUST'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO LIQUIDATE ASSETS OF THE TRUST, ITS SERIES OR CLASSES, AND DISTRIBUTE THE PROCEEDS OF SUCH ASSETS TO THE HOLDERS OF SUCH SHARES REPRESENTING SUCH INTERESTS, WITHOUT SEEKING SHAREHOLDER APPROVAL

          Shareholders are being asked to approve an amendment to the Trust's Declaration of Trust to permit the Trustees to sell and convert into money (i.e., liquidate) all the assets of the Trust, or any series or class of the Trust, and then redeem all outstanding shares of any series or class of the Trust. Currently, a majority vote of shareholders is required to liquidate the Trust, or any affected series or class of which shares are outstanding. The Trustees have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Trust's shareholders may not be served. By requiring the Trustees to solicit a shareholder vote, by means of a proxy solicitation and special meeting of shareholders, the Declaration of Trust greatly hinders the Trustees' ability to effectively act on decisions about the continued viability of the Trust. If it is determined that it is no longer advisable to continue the Trust, or any series or class of the Trust, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve those assets that remain. If this proposal is approved by shareholders, the Trustees will be authorized to liquidate a series or class of the Trust by Board action without a further shareholder vote. The Trustees have no present intention of liquidating the Trust.

         If approved by shareholders, Article XII, Section 4(c) of the Declaration of Trust will be amended to read as follows:

         "The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class."

         The Trustees believe that the interest of the shareholders is adequately protected by this provision, as the liquidation would require the conversion of the assets of the Trust to cash, which will thereafter be distributed to shareholders pro rata. It is believed that this will result in the return to shareholders of substantially the same value as would be provided to the shareholders by a redemption resulting in the payment to the shareholders of the then current net asset value of the shares owned by the shareholders. Accordingly, the Trustees have approved, and have authorized the submission to the Trust's shareholders for their approval, an amendment to the Trust's Declaration of Trust.

         In the event that the amendment to the Declaration of Trust to allow the Trustees to liquidate assets of the Trust, or of a series or class thereof, is not approved by the shareholders, the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

            Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940 and the Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Trust means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Trust are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Trust is required to approve each of the Proposals, except the election of the Trustees. Trustees will be elected by a plurality vote.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

            In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of at least one-fourth of the total number of outstanding shares of the Trust entitled to vote at the Meeting, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on all proposals.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" include the following investment companies: Cash Trust Series, Inc.; Cash Trust Series II; CCB Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated U.S. Government Bond Fund; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated U.S. Government Bond Fund; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Edward D. Jones & Co. Daily Passport Cash Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; WesMark Funds; WCT Funds; and World Investment Series, Inc.

Share Ownership of the Trustees
Officers and Trustees of the Trust own less than 1% of the Trust's outstanding shares.

   At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the
Trust: Charles Schwab & Co. Inc., San Francisco, CA, on behalf of various customer accounts, owned approximately 1,251,250.27 shares (10.22%).



Trustee Compensation

Name and Position                              Aggregate                         Total Compensation Paid
With Trust                                 Compensation From                       From Fund Complex+
                                               Trust 1 #
---------------------------------------- ---------------------- ----------------------------------------------------------
John F. Donahue*@                                 $0            $0 for the Trust and 54 other
Chairman and Trustee                                            investment companies in the Fund Complex
Thomas G. Bigley                               $1,075.42        $113,860.22 for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
John T. Conroy, Jr.                            $1,183.15        $125,264.48 for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
William J. Copeland                           $1,183.15        $125,264.48  for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
Lawrence D. Ellis, M.D.*                       $1,075.42        $113,860.22 for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
Peter E. Madden                                $1,075.42        $125,264.48 for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
Charles F. Mansfield, Jr.**                       $0            $0 for the Trust and 50 other
Trustee                                                         investment companies in the Fund Complex
John E. Murray, Jr., J.D., S.J.D.@             $1,075.42        $113,860.22 for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
Marjorie P. Smuts                              $1,075.42        $113,860.22 for the Trust and 54 other
Trustee                                                         investment companies in the Fund Complex
John S. Walsh**                                   $0            $0 for the Trust and 48 other
Trustee                                                         investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended August 31, 1999.

# The aggregate compensation is provided for the Trust which is comprised of one portfolio.

+ The information is provided for the last calendar year.

* The Trustee is deemed to be an "interested person" as defined in the 1940 Act.

@ Member of the Executive Committee.

If the Nominees are elected by shareholders at the Meeting, it is anticipated that Mr. Copeland will resign as a Trustee.

** Messrs. Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not receive any fees from the Fund Complex as of the last calendar year.

         During the fiscal year ended August 31, 1999, there were four meetings of the Board of Trustees. The interested Trustees, other than Dr. Ellis, do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

         The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         For the most recently completed fiscal year, Messrs. Conroy, Madden and Murray served on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended August 31, 1999, there were two meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers and Incumbent Trustees of the Trust

         The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Trust, as well as of the incumbent Trustees who have previously been elected by shareholders, and their principal occupations during the last five years, are set forth below:

John F. Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  July 28, 1924

Chairman and Trustee

Date Became a Trustee and on Officer:  May 24, 1985 and November 20, 1986

   Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling and Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Trust and Nominee for Trustee.

John T. Conroy, Jr.
Wood/IPC Commercial Dept.
John R. Wood Associates, Inc. Realtors
3255 Tamiami Trail North
Naples, FL

Birthdate: June 23, 1937

Trustee

Date Became a Trustee:  August 21, 1991

Director or Trustee of the Federated Fund Complex; President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Naples Property Management, Inc. and Northgate Village Development Corporation.

William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA

Birthdate: July 4, 1918

Trustee

Date Became a Director:  May 24, 1985

   Director or Trustee of the Federated Fund Complex; Director and Member of the Executive Committee, Michael Baker Corp. (engineering, construction, operations and technical services); Chairman, Pittsburgh Foundation; Director, Forbes Fund (philanthropy); formerly: Vice Chairman and Director, PNC Bank, N.A. and PNC Bank Corp.; Director, Ryan Homes, Inc. Previous Positions: Director, United Refinery; Chairman, Pittsburgh Civic Light Opera; Chairman, Health Systems Agency of Allegheny County; Vice President, United Way of Allegheny County; President, St. Clair Hospital; Director, Allegheny Hospital.

Lawrence D. Ellis, M.D.
3471 Fifth Avenue
Suite 1111
Pittsburgh, PA

Birthdate: October 11, 1932

Trustee

Date Became a Trustee:  August 26, 1987

Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center-Downtown; Hematologist, Oncologist, and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.

Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL

Birthdate: March 16, 1942

Trustee

Date Became a Trustee:  August 21, 1991

   Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA

Birthdate: June 21, 1935

Trustee

Date Became a Trustee:  May 24, 1985

   Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner.

Glen R. Johnson
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  May 2, 1929

President

Date Became an Officer:  November 20, 1986

   Staff member, Federated Securities Corp.

J. Christopher Donahue
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: April 11, 1949

Executive Vice President

Date Became an Officer:  June 1, 1995



President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company and Federated Investment Counseling; President and Director, Federated Global Investment Management Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.

Edward C. Gonzales
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

Date Became an Officer:  June 1, 1995



Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary

Date Became an Officer:  May 23, 1985



Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary, and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

Richard B. Fisher
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

Date Became an Officer:  May 23, 1985

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

Richard J. Thomas
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  June 17, 1954

Treasurer

Date Became an Officer:  November 19, 1998



Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.; formerly: various management positions within Funds Financial Services Division of Federated Investors, Inc.

William D. Dawson, III
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

Date Became an Officer:  November 19, 1998



Chief Investment Officer of the Trust and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services, Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company, and Passport Research, Ltd.

Susan M. Nason
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

Birthdate:  August 29, 1961

Vice President

Date Became an Officer:  November 19, 1998

Vice President, Federated Investment Management Company.

         None of the Officers of the Trust received salaries from the Trust during the fiscal year ended August 31, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated U.S. Government Bond Fund, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


    SHAREHOLDERS         ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
                         PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
                         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,


                                                               John W. McGonigle
                                                                       Secretary
October 12, 1999

                       FEDERATED U.S. GOVERNMENT BOND FUND


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated U.S. Government Bond Fund (the "Trust"), hereby appoint Patricia F. Conner, Gail Cagney, William Haas, Suzanne W. Land and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on November 15, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED U.S. GOVERNMENT BOND FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                                [   ]


Proposal 1        To elect Thomas G. Bigley,  John F. Cunningham,  Charles F.
                  Mansfield,  Jr., John E. Murray,  Jr. and John S. Walsh as
                  Trustees of the Trust
                                    FOR                                [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE                   [   ]
                                    VOTE FOR ALL EXCEPT       [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To make changes to the Trust's fundamental investment policies:

                  Approval of all proposed changes to the Trust's fundamental investment policies
                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

To vote against the proposed changes to one or more of the specific fundamental investment policies, but to approve all others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to change on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.





Proposal 3 To eliminate certain of the Trust's fundamental investment policies:

Approval of the six proposed eliminations of the Trust's fundamental investment policies

                                    FOR                                [   ]
                                    AGAINST                   [   ]
                                    ABSTAIN                   [   ]

                  To vote against the proposed elimination of one or more of the specific fundamental investment policies, but to approve the elimination of the others, indicate the number(s) (as set forth in the Proxy Statement) of the investment policy(ies) you do not want to eliminate on the line below. Please see the Notice of the Proxy Statement for the Proposal topics.




Proposal 4 To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

         4(a) To approve an amendment to and restatement of the Trust's Declaration of Trust to require the approval by a majority of the outstanding voting shares in the event of the sale or conveyance of the assets of the Trust to another trust or corporation
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

         4(b) To approve an amendment to and restatement of the Trust's Declaration of Trust to permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets without seeking shareholder approval
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]




                                             YOUR VOTE IS
                                             IMPORTANT Please
                                             complete, sign and
                                             return this card
                                             as soon as
                                             possible.



                                             Dated


                                             Signature


                                             Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903 or through the Internet at www.proxyvote.com